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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 2000

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                            HORIZON PHARMACIES, INC.
          (Exact name of Registrant as specified in its charter)


          Delaware                     000-22403               75-2441557
     (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

 531 W. MAIN STREET                                               75020
      SUITE 100                                                 (Zip code)
   DENISON, TEXAS
(Address of principal
 executive offices)

Registrant's telephone number, including area code:  (903) 465-2397

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

    On August 10, 2000, HORIZON Pharmacies, Inc. ("Horizon") announced that it had signed an engagement letter with Southwest Securities whereby Southwest Securities agreed to act as exclusive financial advisor to Horizon with respect to exploring strategic alternatives involving Horizon.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

    99.1  --  August 10, 2000 Press Release

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HORIZON PHARMACIES, INC.



                                       By: /s/  John N. Stogner
                                          --------------------------------------
                                             John N. Stogner
                                             Chief Financial Officer


Date: August 17, 2000

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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER           EXHIBIT TITLE
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
99.1      --     August 10, 2000 Press Release
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